Janus Investment Fund

Janus Worldwide Fund

Supplement dated March 3, 2011
to Currently Effective Prospectuses

Effective March 14, 2011, the following changes apply as noted.

1.	The following replaces the corresponding information found under “Management” in the Fund Summary section of the Prospectus for Janus Worldwide Fund (the “Fund”):

Portfolio Manager: George P. Maris, CFA, is Portfolio Manager of the Fund, which he has managed since March 2011.

2.	The following replaces the corresponding information in the “Investment Personnel” section of the Prospectus relating to the portfolio management of Janus Worldwide Fund:

Janus Worldwide Fund
George P. Maris, CFA, is Portfolio Manager of Janus Worldwide Fund, which he has managed since March 2011. Mr. Maris joined Janus Capital in March 2011. Prior to joining Janus Capital, Mr. Maris was a portfolio manager at Northern Trust from 2008 to March 2011, and a portfolio manager with Columbia Management Group from 2004 to 2008. Mr. Maris holds a Bachelor’s degree in Economics from Swarthmore College, a Juris Doctorate from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.

References to Brent Lynn as portfolio manager of the Fund are deleted and George Maris is the portfolio manager of the Fund effective March 14, 2011. Brent Lynn will assist with the transition of the Fund.

Effective May 16, 2011, the following changes apply as noted.

1.	The following replaces the corresponding information in its entirety under “Investment Objective” in the Fund Summary section of the Prospectus for the Fund:

Janus Worldwide Fund seeks long-term growth of capital.

2.	The following replaces the corresponding information under “Principal Investment Strategies” in the Fund Summary section of the Prospectus for the Fund:

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. The Fund may also invest in foreign equity and debt securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

The Fund may invest a significant portion of its assets in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund intends to invest in derivative instruments (by taking long and/or short positions) including, but not limited to, put and call options, swaps, and forward currency contracts to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund, and to earn income and enhance returns. The

Fund may also invest in derivative instruments for other purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions).

Investors in the Fund should consider this information in making a long-term investment decision.

Please retain this Supplement with your records.